EXHIBIT 1.01

CONFLICT MINERALS REPORT OF ACCURAY INCORPORATED

FOR THE REPORTING PERIOD FROM JANUARY 1, 2019 TO DECEMBER 31, 2019

Background

This Conflict Minerals Report (“Report”) of Accuray Incorporated (“Accuray”) for calendar year 2019 (the “Reporting Period”) has been prepared in accordance with Rule 13p-1 and Form SD under the Securities Exchange Act of 1934, as amended (together, the “Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to Conflict Minerals (as defined below) as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which are collectively referred to in this Report as the “Conflict Minerals,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo (“DRC”) and adjoining countries, which currently include the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

If Conflict Minerals are necessary to the functionality or production of products manufactured or contracted to be manufactured by a company, the company is required to conduct a good faith reasonable country of origin inquiry (“RCOI”) to determine whether any of the necessary Conflict Minerals in those products originated in the Covered Countries and whether any of the necessary Conflict Minerals may be from recycled or scrap sources. If, as a result of the RCOI, a company has reason to believe that any of the necessary Conflict Minerals in its supply chain may have originated in the Covered Countries, or if it is unable to determine the country of origin of those Conflict Minerals, then the company must perform due diligence on the Conflict Minerals’ source and chain of custody.

Company Overview

Accuray is a radiation oncology company that develops, manufactures, sells and supports precise, innovative treatment solutions which set the standard of radiation therapy care with the aim of helping patients live longer, better lives. Our innovative technologies, the CyberKnife and TomoTherapy Systems, including the Radixact System, our next generation TomoTherapy platform, are designed to deliver advanced treatments, including stereotactic radiosurgery (SRS), stereotactic body radiation therapy (SBRT), intensity modulated radiation therapy (IMRT), image guided radiation therapy (IGRT), and adaptive radiation therapy. The CyberKnife Systems and the TomoTherapy Systems, including the Radixact Systems, have clinical applications that are designed to enable customers to deliver the most precise treatments while minimizing side effects and maximizing patient comfort and care. Each of these systems serves patient populations treated by the same medical specialty, radiation oncology, with advanced capabilities. Accuray is headquartered in the United States and also has primary offices in Switzerland, China, Hong Kong and Japan and conducts its business worldwide.

Description of the Products Covered by this Report

This Report relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of such product; (ii) that were manufactured, or contracted to be manufactured, by Accuray; and (iii) for which the manufacture was completed during calendar year 2019. These products, which are referred to in this Report collectively as the “Covered Products,” are the CyberKnife and TomoTherapy Systems, including the Radixact System.

Supply Chain Overview

All of Accuray’s products are complex and require the integration of a number of components from several sources. Such components are manufactured by Accuray or contract manufacturers or are otherwise purchased by Accuray from third parties. As such, Accuray is many steps removed from the mining of Conflict Minerals; Accuray does not purchase raw or unrefined Conflict Minerals, and does no purchasing in the Covered Countries. Accuray’s supply chain with respect to the Covered Products is complex, and there are many third parties in the supply chain between the ultimate manufacture of the Covered Products and the original sources of the Conflict Minerals. In this regard, Accuray does not purchase the Conflict Minerals directly from mines, smelters or refiners. As explained further below, Accuray must therefore rely on its suppliers to provide information regarding the origin of the Conflict Minerals in the Covered Products.

Reasonable Country-of-Origin Inquiry

Accuray has conducted a good faith RCOI regarding the Conflict Minerals that were necessary to the functionality or production of the Covered Products (the “Necessary Conflict Minerals”). This RCOI was reasonably designed to determine whether any of the Necessary Conflict Minerals originated in the Covered Countries or came from recycled or scrap sources. The RCOI comprised of the conduct described under the caption “Description of Due Diligence Measures—Identify and Assess Risk in the Supply Chain” below. As a result of the RCOI, Accuray knows or has reason to believe that a portion of its Necessary Conflict Minerals originated or may have originated in the “Covered Countries” and knows or has reason to believe that those Necessary Conflict Minerals may not be from recycled or scrap sources. In response, Accuray also performed due diligence on the source and chain of custody of the Necessary Conflict Minerals to seek to determine whether the Covered Products were “DRC conflict free” (as defined in the Rule). Suppliers define the scope of their representations to us at their own discretion and, as a result, the information provided to Accuray may be provided at a company level, division level, product category level or at a product level.  Therefore, as a downstream procurer of components that may or may not contain Conflict Minerals, Accuray’s RCOI efforts and due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody on Conflict Minerals.

Due Diligence Performed

Design of Due Diligence

Accuray designed its due diligence measures to be in conformity with, in all material respects, the internationally recognized due diligence framework in The Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition, including the related supplements on gold, tin, tantalum and tungsten (the “OECD Framework”), consistent with Accuray’s position as a downstream purchaser. The scope of Accuray’s due diligence remained on Conflict Minerals – namely tin, tantalum, tungsten and gold (together, the “3TG”). Accuray integrated the five-step OECD Framework into its due diligence measures as described below.

Description of Due Diligence Measures

Accuray’s due diligence measures performed with respect to Covered Products included the following:

1.	OECD Step 1 - Establish Strong Company Management Systems

Conflict Minerals policy statement. Accuray adopted a policy statement regarding Conflict Minerals that outlines its commitment to prevent the use of Conflict Minerals that, directly or indirectly, finance or benefit armed groups in the Covered Countries. This statement is available on Accuray’s website at www.accuray.com/conflict-minerals-policy-statement, and suppliers are expected to follow this policy and provide Accuray with conflict-free parts and products. In addition, in connection with Accuray’s outreach described below, a letter communicating Accuray’s commitment to sourcing responsibly was sent to material suppliers.

Conflict Minerals team. Accuray’s Conflict Minerals team, consisting of a cross-functional team of individuals from Accuray’s manufacturing and supply chain teams as well as the legal team, collectively reviewed Accuray’s Conflict Mineral supply chain. The team had a biweekly meeting cadence in 2020 to review responses from Accuray’s suppliers for Conflict Minerals in components supplied to Accuray for the calendar year ended 2019. The executive team at Accuray had oversight responsibility for the work done by the Conflict Minerals team. The team reported to the executive team as needed. Further, the Conflict Minerals team members have been trained regarding the Rule, Conflict Minerals and properly reviewing and validating supplier responses.

System of controls and transparency. Accuray has developed and implemented a Supplier Code of Conduct, which describes the minimum standards of ethical and responsible conduct for Accuray’s suppliers. Accuray may periodically evaluate a supplier’s compliance with such standards to determine whether to continue the business relationship with such supplier. Failure to follow any of the provisions of such code can result in termination of any and all agreements with Accuray. In addition, Accuray maintains an internal electronic database for collecting and retaining supplier responses and other information necessary to support Conflict Minerals inquiry and reporting in order to enhance its due diligence processes and improve the accuracy and completeness of supplier data. The Conflict Minerals team regularly reviewed and monitored the electronic database throughout the due diligence process, including via recurrent meetings.

EXHIBIT 1.01

Strengthen engagement with suppliers. To help suppliers understand Accuray’s expectations and its due diligence and disclosure obligations under the Rule, and to facilitate supplier responsiveness to Accuray’s inquiry, Accuray provided suppliers with background information about the Rule, Accuray’s policy with respect to Conflict Minerals in its supply chain and systematically answered supplier questions. Accuray also engaged in dialogue with suppliers regarding their responses and provided additional feedback to suppliers that had questions on how to complete the inquiry. In the event that suppliers were not able to provide complete responses, Accuray made additional inquiries into what processes were in place to provide more complete responses in the future and encouraged suppliers to make incremental improvements.

Establish a company grievance mechanism. Accuray maintains a whistleblower hotline that is available to report, confidentially and anonymously, violations of Accuray’s policies or other illegal or unethical behavior, online at www.accuray.ethicspoint.com or by phone at (800) 499-8895. Concerned parties who wish to report information regarding Accuray’s sourcing and use of Conflict Minerals in its products can do so through this existing hotline.

2.	OECD Step 2 - Identify and Assess Risk in the Supply Chain

To identify risks in Accuray’s supply chain, Accuray relied on suppliers to provide information on the origin of the Conflict Minerals contained in supplier products or components that are included in the Covered Products. Accuray conducted a comprehensive analysis of component suppliers of the Covered Products according to the bill of materials and compiled a list of in-scope suppliers based on the probability of any 3TG in their product. Accuray contacted all suppliers on such list requesting that each complete the Conflict Minerals Reporting Template (“Template”) developed by Responsible Minerals Initiative (“RMI,” and formerly the Conflict-Free Sourcing Initiative). Accuray considered all such suppliers contacted to be “in scope” for purposes of its assessment.

The Template provided a standardized method for Accuray to use in the collection of representations, statements and data from Accuray’s suppliers related to the presence, use, source and chain of custody of the Conflict Minerals in supplier parts that are incorporated in supplier products or components included in the Covered Products in order to determine whether the Necessary Conflict Minerals in supplier products or components were or were not “DRC conflict free” (as defined in the Rule). The Template requested suppliers to include the country of origin of any Conflict Minerals and the facilities used to process these minerals. Suppliers were asked to confirm whether the particular products they supply to Accuray contained any 3TGs and identify materials down to the smelter and mine.

The collection process included an introductory notification from Accuray to all in-scope suppliers describing the compliance requirements and requesting completion of the Template. For non-responsive suppliers, several follow-up notifications were sent requesting survey completion. Accuray also contacted suppliers that remained unresponsive by telephone (sometimes, on multiple occasions) to confirm contact information, remind the supplier about the information request and offer assistance. The Conflict Minerals team evaluated the information collected, including subjecting the results to a quality review check sheet. If discrepancies, errors or omissions were identified, the response for that supplier was deemed incomplete and Accuray followed-up with such supplier for correction or clarification. Responses were also reviewed and compared with other information in Accuray’s possession and, where appropriate, Accuray made further inquiries of the suppliers. The Conflict Minerals team monitored the status of the outreach and supplier responses through information made available via the electronic database and requested additional follow-up as appropriate.

Accuray compared the names of smelters and refiners listed by suppliers in completed Templates against lists published by the RMI to verify that the identified facilities are known metal processors. Accuray also compared the identified smelters and facilities against lists published by the Responsible Minerals Assurance Process (“RMAP,” and formerly the Conflict-Free Smelter Program), developed by the RMI, of smelters and refiners that have been certified as conflict-free (i.e., conformant with RMAP assessment protocols) or that are “active” in the RMAP process (i.e., they have agreed to participate in the RMAP but the audit process has not yet been completed).

3.	OECD Step 3 - Design and Implement a Strategy to Respond to Risk

Accuray is in the process of designing a process for completing a risk assessment after collecting data from the in-scope suppliers to identify supply chain risks incurred during the current reporting year. Accuray currently determines on a case-by-case basis the appropriate risk mitigation strategy for any supply chain risks identified in the course of its due diligence efforts. Potential outcomes under this risk mitigation strategy include continuing to work with the supplier while risks are addressed, suspending the relationship on a temporary basis while risk mitigation is pursued or discontinuing the relationship with the supplier where risk mitigation efforts have failed. Additional factors are taken into consideration in determining the appropriate risk mitigation strategy for certain suppliers, including supplier size and capabilities, whether alternatives are available and Accuray’s dependence on the supplier.

4.	OECD Step 4 - Independent Third-Party Audit of Smelter/Refiner’s Due Diligence Practices

As Accuray has no direct relationship with smelters or refiners in its supply chain, it did not perform or direct audits of these entities within its supply chain. As an alternative, the Conflicts Mineral team reviewed publicly available data collected and published by RMAP. RMAP performs an independent third-party audit program that evaluates smelter and refiner procurement activities and determines whether the smelter or refiner demonstrated that it has systems and controls in place to ensure that all materials it processed originated from conflict-free sources.

5.	OECD Step 5 - Report on Supply Chain Due Diligence

As required under the Rule, Accuray has filed its Form SD, which contains this Report as an exhibit, with the SEC for the Reporting Period. Accuray expects to report annually, as required by the Rule, and has posted this Report on its website.

Due Diligence Outcome

As a result of its due diligence measures described above, Accuray received responses from 106 out of 107 (99%) in-scope suppliers that were contacted, with 96 of such suppliers providing a Template. The Conflicts Mineral team continues to follow up with 1 in-scope supplier from whom we have not yet received relevant information.  Among the suppliers who responded:

•

35 suppliers provided a completed Template incorporating responses from 100% of suppliers in their supply chain, including the names and locations of smelters and refiners that process Conflict Minerals used in components provided by such supplier, with 12 of such suppliers providing Templates that identified materials down to the location of mine.

•

Of those suppliers that provided a Template, 61 provided inconsistent or incomplete information or provided information that suggest persistent issues remain with comprehension of the topic or how to accurately complete the Template.

•	8 suppliers did not provide Templates, but instead provided only company policy statements or declarations.
•	2 suppliers responded that the products supplied to Accuray did not contain any 3TG.
•	46 or 38% of tungsten smelters and refiners identified are verified “conflict-free” for tungsten.
•	85 or 26% of tin smelters and refiners identified are verified “conflict-free” for tin.
•	41 or 53% of tantalum smelters and refiners identified are verified “conflict-free” for tantalum.
•	110 or 35% of gold smelters and refiners identified are verified “conflict-free” for gold.

Given that not all smelters identified by our suppliers were certified as “conflict free” by an independent third-party audit program, and that a number of supplier responses regarding the sources of raw materials for the Covered Products were determined to be uncertain or unknown (including because certain suppliers were only able to provide responses at the company-level rather than information specific to Accuray products), Accuray was unable to precisely determine whether or not all supplier parts in its supply chain for the Covered Products contain Necessary Conflict Minerals from the Covered Countries or, in the alternative, utilized Conflict Minerals in their manufacture that either financed or benefited, directly or indirectly, armed groups in the Covered Countries. As such, Accuray’s due diligence in 2019 found that Accuray products containing or utilizing Conflict Minerals are “DRC conflict undeterminable” (as defined in the Rule).

The statements above are based on the RCOI process and due diligence performed in good faith by Accuray. These statements are based on the infrastructure and information available at the time. A number of factors could introduce errors or otherwise affect this Report. These factors include, but are not limited to, gaps in product or product content information, gaps in supplier data, gaps in smelter data, errors or omissions by suppliers or third-party service providers, errors or omissions by smelters, gaps in supplier education and knowledge, lack of timeliness of data, public information not discovered during a reasonable search, errors in public data, language barriers and translation, supplier and smelter unfamiliarity with the protocol, oversights or errors in conflict-free smelter audits, Covered Countries' sourced materials being declared secondary materials, companies not continuing in business in 2019 or 2020, certification programs that are not equally advanced for all industry segments and metals, and smuggling of the Conflict Minerals to countries beyond the Covered Countries.

Identified Smelters and Refiners

EXHIBIT 1.01

As a result of Accuray’s RCOI and due diligence, Accuray has compiled a list on Schedule 1 of the smelter and refiner facilities identified by its suppliers in completed Templates provided by such suppliers. Out of the 96 suppliers that provided smelter lists, 20 provided the smelters at the product level (i.e., they provided information for the particular types of products and components they supplied to Accuray), 71 provided smelters at the company level (i.e., they provided information regarding all Conflict Minerals used in every component and product they manufacture rather than responses specific to the types of products and components used in the Covered Products), and 5 were “user defined.” As a result, some of the smelters and refiners reported to Accuray and identified on Schedule 1 may not actually have been used to process the Necessary Conflict Minerals in the Covered Products.

Identified Countries of Origin of Necessary Conflict Minerals

Accuray does not have sufficient information to reliably determine the countries of origin of all of the Necessary Conflict Minerals in the Covered Products given that certain suppliers provided inconsistent or incomplete responses or provided information at the company level. However, based on information provided by Accuray’s in-scope suppliers in completed Templates, Accuray believes that the countries of origin may include the countries listed in Schedule 2. As discussed above, because some suppliers provided information at the company level, the countries of origin of the Necessary Conflict Minerals in the Covered Products may not actually include certain of the countries in Schedule 2.

Efforts to Determine Mine or Location of Origin

Accuray’s efforts to determine the mines or locations of origin of the Necessary Conflict Minerals with the greatest possible specificity included the use of the RCOI and due diligence measures described above.

Future Due Diligence and Risk Mitigation

Accuray expects to take the following steps, among others, to continue to improve the due diligence conducted and to further mitigate the risk that the Necessary Conflict Minerals in Accuray’s products benefit armed groups in the Covered Countries:

1.

Accuray intends to continue to enhance supplier communication and engagement to improve due diligence data accuracy and completeness, including directing suppliers to training resources and continuing efforts to obtain from suppliers a completed Template response that identifies materials down to the smelter and mine.

2.

Accuray intends to continue to encourage its suppliers to implement responsible sourcing by using Conflict Minerals only from smelters or refiners that have been certified as conflict-free through the RMAP.

3.

Accuray intends to continue to compare smelters and refiners identified through the due diligence process against lists of facilities that have received a third-party “conflict free” designation and track those that have not received such a designation.

4.

Accuray intends to communicate to new in-scope suppliers Accuray’s sourcing expectations, including through the dissemination of the Supplier Code of Conduct as well as including a clause in new or renewed supplier contracts that will require compliance with such code.

Inherent Limitations on Due Diligence Measures

Accuray’s supply chain with respect to the Covered Products is complex, and its procurement and manufacturing process is significantly removed from the sourcing, mining, smelting and refining of Conflict Minerals. As a result, Accuray does not have direct contractual relationships with smelters, refiners or mines, and there are many third parties in the supply chain between the ultimate manufacture of the Covered Products and the original sources of Conflict Minerals. Moreover, Accuray believes that the smelters and refiners of the Conflict Minerals are best situated to identify the sources of Conflict Minerals and, therefore, has taken steps to identify the applicable smelters and refiners of Necessary Conflict Minerals in Accuray’s supply chain by using the Template. However, tracing these minerals to their sources is a challenge that requires Accuray to rely on its direct suppliers in its efforts to achieve supply chain transparency, including obtaining information regarding the origin of the Necessary Conflict Minerals. The information provided by suppliers may be inaccurate or incomplete or subject to other irregularities. In addition, because of the Accuray’s relative location within the supply chain in relation to the actual extraction and transport of Conflict Minerals, its ability to verify the accuracy of information reported by suppliers is limited.

Cautionary Note on Forward-looking Statements

This Report includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Report, including without limitation, statements regarding the Company’s intentions and expectations regarding further supplier engagement, due diligence and risk mitigation efforts and strategy, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “seek,” “estimate,” “continue,” “anticipate,” “evaluate,” “intend,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” and similar expressions that convey uncertainty of future events or outcomes. These forward looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially and adversely from those anticipated or implied which include, without limitation, risks and uncertainties associated with the progress of industry and other supply chain transparency and smelter or refiner validation programs for Conflict Minerals (including the possibility of inaccurate information, fraud and other irregularities), inadequate supplier education and knowledge, limitations on the ability or willingness of suppliers to provide more accurate, complete and detailed information and Accuray’s ability to verify the accuracy or completeness of any supply chain information provided by suppliers or others, and the other risks identified above under the caption “Due Diligence Outcome.” Accuray undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Subsequent events may affect Accuray’s future determinations under the Rule. Accuray’s due diligence and reporting obligations under the Rule may change in the future and its ability to implement certain processes or obtain information from its suppliers may differ materially from those anticipated or implied in this Report. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

EXHIBIT 1.01

Schedule 1

Smelter and Refiner Information

Based on the information that was provided by Accuray’s suppliers in completed Templates, Accuray believes that, to the extent reasonably determinable by Accuray, the facilities that may have been used to process the Necessary Conflict Minerals contained in the Covered Products included the smelters and refiners identified below. However, as noted above, where Accuray’s suppliers provided information on a division- or company-wide basis regarding all Conflict Minerals used in every component and product they manufacture rather than responses specific to the types of products and components supplied to Accuray for use in the Covered Products, the smelters and refiners reported to Accuray by those suppliers may not actually have been used to process the Necessary Conflict Minerals in the Covered Products.

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	Unknown	5N PLUS UK ltd	N (Unknown)	GERMANY
Gold	CID002763	8853 S.p.A.	Y	AUSTRALIA
Gold	CID002708	Abington Reldan Metals, LLC	N	ITALY
Gold	CID000009	Acade Noble Metal (Zhao Yuan) Corporation	N	JAPAN
Gold	CID000015	Advanced Chemical Company	Y	UNITED STATES OF AMERICA
Gold	CID003185	African Gold Refinery	N	CHINA
Gold	CID000035	AGoSI	N	CHINA
Gold	CID000019	Aida Chemical Industries Co. Ltd.	Y	BRAZIL
Gold	CID000019	Aida Chemical Industries Co., Ltd.	Y	UNITED STATES OF AMERICA
Gold	CID000028	Aktyubinsk Copper Company TOO	N	UNITED STATES OF AMERICA
Gold	CID002560	Al Etihad Gold Refinery DMCC	Y	UGANDA
Gold	CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Y	GERMANY
Gold	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Y	JAPAN
Gold	Unknown	Ampere Polska Sp.z.o.o (trader)	N (Unknown)	JAPAN
Gold	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	Y	CANADA
Gold	Unknown	ANZ Banking	N (Unknown)	KAZAKHSTAN
Gold	CID000077	Argor-Heraeus S.A.	Y	UNITED ARAB EMIRATES

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	Unknown	ARY Aurum Plus	N (Unknown)	BRAZIL
Gold	CID000082	Asahi Pretec Corp.	Y	GERMANY
Gold	CID000924	Asahi Refining Canada Ltd.	Y	UZBEKISTAN
Gold	CID000920	Asahi Refining USA Inc.	Y	UNITED STATES OF AMERICA
Gold	CID000090	Asaka Riken Co., Ltd.	Y	VIET NAM
Gold	Unknown	Asha Enterprise	N (Unknown)	UNITED STATES
Gold	CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	N	UNITED STATES
Gold	CID002851	AURA-II	N	UNITED KINGDOM
Gold	CID000113	Aurubis AG	Y	PERU
Gold	CID000120	Baiyin Nonferrous Metals Corporation (BNMC)	N	UNITED STATES
Gold	CID002863	Bangalore Refinery	N	CANADA
Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Y	TAIWAN
Gold	CID000049	Bauer Walser AG	N	UNITED STATES OF AMERICA
Gold	CID000157	Boliden AB	Y	VIET NAM
Gold	CID000176	C. Hafner GmbH + Co. KG	Y	VIET NAM
Gold	CID000180	Caridad	N	CHINA
Gold	CID000185	CCR Refinery - Glencore Canada Corporation	Y	CHINA
Gold	CID000189	Cendres + Metaux S.A.	Y	CHINA
Gold	CID003382	CGR Metalloys Pvt Ltd.	N	BRAZIL
Gold	CID000197	CHALCO Yunnan Copper Co. Ltd.	N	CHINA
Gold	Unknown	Changzhou Chemical Research Institute Co. Ltd.	N (Unknown)	AUSTRIA
Gold	Unknown	Cheong Hing	N (Unknown)	CHINA
Gold	CID000233	Chimet S.p.A.	Y	SWITZERLAND

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	Unknown	China Sino-Platinum Metals Co.,Ltd	N (Unknown)	UNITED ARAB EMIRATES
Gold	CID000235	China Gold International Resources Corp. Ltd.	N	JAPAN
Gold	Unknown	China Golddeal	N (Unknown)	CANADA
Gold	Unknown	China National Gold Group Corporation	N (Unknown)	UNITED STATES OF AMERICA
Gold	CID000264	Chugai Mining	Y	CHINA
Gold	CID000284	Codelco	N	JAPAN
Gold	CID000288	Colt Refining	N	JAPAN
Gold	CID000328	Daejin Indus Co., Ltd.	N	JAPAN
Gold	CID000333	DaeryongENC	N	CANADA
Gold	CID000343	Daye Non-Ferrous Metals Mining Ltd.	N	VIET NAM
Gold	Unknown	Dayu Weiliang Tungsten Co., Ltd.	N (Unknown)	TURKEY
Gold	CID003348	Dijllah Gold Refinery FZC	N	UNITED STATES
Gold	Unknown	Dingnan Jiawang environmental Tin technology Co.	N (Unknown)	UNITED STATES
Gold	CID000362	DODUCO Contacts and Refining GmbH	Y	UNITED STATES OF AMERICA
Gold	Unknown	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	N (Unknown)	GERMANY
Gold	Unknown	Dongguan Dongxu Metal Surface Hanlde Co Ltd	N (Unknown)	AUSTRALIA
Gold	Unknown	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	N (Unknown)	UNITED KINGDOM
Gold	Unknown	Dosung metal	N (Unknown)	JAPAN
Gold	CID000401	Dowa	Y	CHINA
Gold	CID003195	DS PRETECH Co., Ltd.	Y	GERMANY
Gold	CID000359	DSC (Do Sung Corporation)	Y	INDIA
Gold	Unknown	DUOXIN	N (Unknown)	PHILIPPINES

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	Unknown	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	N (Unknown)	GERMANY
Gold	CID000425	Eco-System Recycling Co., Ltd. East Plant	Y	CHINA
Gold	CID003424	Eco-System Recycling Co., Ltd. North Plant	Y	CHINA
Gold	CID003425	Eco-System Recycling Co., Ltd. West Plant	Y	BRAZIL
Gold	CID001322	Elemetal Refining, LLC	N	CHINA
Gold	CID002561	Emirates Gold DMCC	Y	SWEDEN
Gold	Unknown	ESG Edelmetallservice GmbH & Co. KG	N (Unknown)	INDONESIA
Gold	CID002355	Faggi Enrico S.p.A.	N	GERMANY
Gold	CID002515	Fidelity Printers and Refiners Ltd.	N	UNITED KINGDOM
Gold	CID002584	Fujairah Gold FZC	N	UNITED STATES
Gold	CID002852	GCC Gujrat Gold Centre Pvt. Ltd.	N	CHINA
Gold	CID002459	Geib Refining Corporation	Y	MALAYSIA
Gold	Unknown	Gejiu Yunxi Group Corp.	N (Unknown)	GERMANY
Gold	Unknown	Gold and Siver Refining Strokes Ltd.	N (Unknown)	UNITED STATES OF AMERICA
Gold	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	Y	MEXICO
Gold	Unknown	Gong an ju	N (Unknown)	CANADA
Gold	CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	N	SWITZERLAND
Gold	CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	N	SOUTH AFRICA
Gold	Unknown	GUANG XI HUA XI CORP	N (Unknown)	JAPAN
Gold	Unknown	GUANGDONG HUA JIAN TRADE DO.,LTD	N (Unknown)	UNITED STATES OF AMERICA
Gold	CID002312	Guangdong Jinding Gold Limited	N	INDIA
Gold	CID000611	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	N	CHINA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	Unknown	Guangdong macro jin precious metal smelting	N (Unknown)	CHINA
Gold	Unknown	Guangdong MingFa Precious Metal Co.,Ltd	N (Unknown)	CHINA
Gold	Unknown	Guangxi Huaxi Group	N (Unknown)	CHINA
Gold	Unknown	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	N (Unknown)	CHINA
Gold	CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	N	CHINA
Gold	Unknown	H. Kramer & Co.	N (Unknown)	HONG KONG
Gold	CID000670	Hang Seng Technology	N	CHINA
Gold	CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	N	ITALY
Gold	Unknown	Harima Smelter	N (Unknown)	CHINA
Gold	Unknown	Harmony Gold Refinery	N (Unknown)	CHINA
Gold	CID000694	Heimerle + Meule GmbH	Y	CHINA
Gold	CID000702	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	N	CHINA
Gold	CID002519	Henan Yuguang Gold & Lead Co., Ltd.	N	CHINA
Gold	Unknown	Henan zhongyuan gold melter	N (Unknown)	CHINA
Gold	Unknown	Heraeus Hong Kong,Heraeus limited,Heraeus Technology Center	N (Unknown)	CHINA
Gold	CID000707	Heraeus Metals Hong Kong Ltd.	Y	CHINA
Gold	CID000711	Heraeus Precious Metals GmbH & Co. KG	Y	CHINA
Gold	Unknown	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	N (Unknown)	CHINA
Gold	Unknown	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	N (Unknown)	CHINA
Gold	CID000718	HeTai Gold Mineral GuangDong Ltd. Co.	Y	CHINA
Gold	Unknown	Hon Hai	N (Unknown)	JAPAN
Gold	Unknown	Hon Shen Co. Ltd	N (Unknown)	SINGAPORE

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	Unknown	HonHai Precision Co., Ltd.	N (Unknown)	China
Gold	CID000767	Hunan Chenzhou Mining Co., Ltd.	N	CHINA
Gold	CID000773	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	N	CHILE
Gold	CID000778	HwaSeong CJ CO., LTD.	N	UNITED STATES OF AMERICA
Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Y	CHINA
Gold	CID002562	International Precious Metal Refiners	N	SPAIN
Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	Y	BRAZIL
Gold	CID000814	Istanbul Gold Refinery	Y	BRAZIL
Gold	CID002765	Italpreziosi	Y	MALAYSIA
Gold	CID000823	Japan Mint	Y	UNITED STATES OF AMERICA
Gold	CID000830	Japan Pure Chemical	N	UNITED STATES OF AMERICA
Gold	Unknown	Jhonson Mattehey	N (Unknown)	RUSSIAN FEDERATION
Gold	Unknown	Jia Lung Corp	N (Unknown)	INDONESIA
Gold	CID000855	Jiangxi Copper Co., Ltd.	Y	INDONESIA
Gold	Unknown	Jie sheng	N (Unknown)	INDONESIA
Gold	Unknown	Jin Dong Heng	N (Unknown)	INDONESIA
Gold	CID000884	Jin Jinyin refining company limited	N	INDONESIA
Gold	Unknown	JinBao Electronic Co.,Ltd.	N (Unknown)	INDONESIA
Gold	Unknown	Jinfeng Gold Mine Smelter	N (Unknown)	INDONESIA
Gold	Unknown	Jinli Enterprise Co., Ltd.	N (Unknown)	INDONESIA
Gold	CID000909	Jinlong Copper Co., Ltd.	Y	INDONESIA
Gold	Unknown	Johnson Matthey HongKong Ltd	N (Unknown)	UNITED STATES

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	N	UNITED STATES OF AMERICA
Gold	CID000929	JSC Uralelectromed	Y	VIET NAM
Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	Y	KOREA, REPUBLIC OF
Gold	Unknown	K.A.Rasmussen as	N (Unknown)	KOREA, REPUBLIC OF
Gold	CID002563	Kaloti Precious Metals	N	KOREA, REPUBLIC OF
Gold	CID000948	Kanfort Industrial (Yantai) Co. Ltd.	N	KOREA, REPUBLIC OF
Gold	CID000956	Kazakhmys Smelting LLC	N	CHINA
Gold	CID000957	Kazzinc	Y	CHINA
Gold	Unknown	Kee Shing	N (Unknown)	CHINA
Gold	CID000969	Kennecott Utah Copper LLC	Y	CHINA
Gold	CID002511	KGHM Polska Miedz Spolka Akcyjna	Y	CHINA
Gold	CID000981	Kojima Chemicals Co. Ltd	Y	CHINA
Gold	Unknown	Kombinat Gorniczo Hutniczy Miedz Polska Miedz S.A.	N (Unknown)	RWANDA
Gold	CID000988	Korea Metal Co., Ltd.	N	UNITED ARAB EMIRATES
Gold	CID002605	Korea Zinc Co., Ltd.	Y	CHINA
Gold	CID000991	Kosak Seiren	N	GERMANY
Gold	CID001009	Kunshan Jinli chemical industry reagents co.,Ltd.	N	CHINA
Gold	Unknown	KUNSHAN SHING LEE SOLDERING MANUFACTURE CO., LTD.	N (Unknown)	CHINA
Gold	CID001024	KYOCERA	N	CHINA
Gold	CID001029	Kyrgyzaltyn JSC	Y	CHINA
Gold	CID002865	Kyshtym Copper-Electrolytic Plant ZAO	N	CHINA
Gold	CID001032	L'azurde Company For Jewelry	N	CHINA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	CID001036	LBMA	N	BRAZIL
Gold	CID001056	Lingbao Gold Co., Ltd.	N	CHINA
Gold	CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	N	KOREA, REPUBLIC OF
Gold	Unknown	LINXENS	N (Unknown)	CHINA
Gold	Unknown	LITTELFUSE	N (Unknown)	JAPAN
Gold	Unknown	LONDON BULLION MARKET ASSOCIATION	N (Unknown)	JAPAN
Gold	CID002762	L'Orfebre S.A.	Y	GERMANY
Gold	CID001078	LS-NIKKO Copper Inc.	Y	KOREA, REPUBLIC OF
Gold	CID000689	LT Metal Ltd.	Y	KOREA, REPUBLIC OF
Gold	CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	N	KOREA, REPUBLIC OF
Gold	CID002606	Marsam Metals	Y	CHINA
Gold	CID001113	Materion	Y	CHINA
Gold	CID001119	Matsuda Sangyo Co., Ltd.	Y	UNITED STATES OF AMERICA
Gold	CID002821	Metahub Industries Sdn. Bhd.	N	CHINA
Gold	CID001153	Metalor Switzerland	Y	JAPAN
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	Y	JAPAN
Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Y	JAPAN
Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	Y	MALAYSIA
Gold	CID001153	Metalor Technologies S.A.	Y	SINGAPORE
Gold	CID001157	Metalor USA Refining Corporation	Y	VIET NAM
Gold	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Y	UNITED STATES OF AMERICA
Gold	CID001188	Mitsubishi Materials Corporation	Y	SPAIN

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	CID001193	Mitsui Kinzoku Co., Ltd.	Y	BOLIVIA (PLURINATIONAL STATE OF)
Gold	CID001196	MK electron	N	UNITED ARAB EMIRATES
Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	Y	GERMANY
Gold	CID002857	Modeltech Sdn Bhd	N	BRAZIL
Gold	Unknown	Morigin Company	N (Unknown)	ETHIOPIA
Gold	CID002282	Morris and Watson	N	UNITED STATES OF AMERICA
Gold	CID002866	Morris and Watson Gold Coast	N	CHINA
Gold	CID001204	Moscow Special Alloys Processing Plant	Y	ITALY
Gold	CID001798	N.E. Chemcat Corporation	N	GERMANY
Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Y	POLAND
Gold	CID001236	Navoi Mining and Metallurgical Combinat	N	ZIMBABWE
Gold	CID003189	NH Recytech Company	N	CHINA
Gold	CID001259	Nihon Material Co., Ltd.	Y	UNITED ARAB EMIRATES
Gold	CID002441	Nihon Superior Co., Ltd.	N	JAPAN
Gold	Unknown	Niihama Nickel Refinery	N (Unknown)	CHINA
Gold	Unknown	Nippon Mining & Mtetals	N (Unknown)	CHINA
Gold	Unknown	Nyrstar Metals	N (Unknown)	CHINA
Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Y	TAIWAN
Gold	CID001323	Ohio Precious Metals LLC.	N	JAPAN
Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	Y	GERMANY
Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Y	UNITED STATES
Gold	CID001328	OJSC Kolyma Refinery	N	CHINA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	CID000493	OJSC Novosibirsk Refinery	Y	CHINA
Gold	Unknown	Outo Kumpu Stainless Inc.	N (Unknown)	CHINA
Gold	CID001352	PAMP S.A.	Y	CHINA
Gold	CID002872	Pease & Curren	N	CHINA
Gold	CID001362	Penglai Penggang Gold Industry Co., Ltd.	N	CHINA
Gold	CID002919	Planta Recuperadora de Metales SpA	Y	CHINA
Gold	CID002581	Precious Metals Sales Corp.	N	CHINA
Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	Y	CHINA
Gold	CID001397	PT Aneka Tambang (Persero) Tbk	Y	CHINA
Gold	CID001498	PX Precinox S.A.	N	INDIA
Gold	CID003324	QG Refining, LLC	N	UNITED STATES OF AMERICA
Gold	CID001512	Rand Refinery (Pty) Ltd.	Y	CHINA
Gold	Unknown	Realized the enterprise co.,ltd.	N (Unknown)	CHINA
Gold	CID000522	Refinery of Seemine Gold Co., Ltd.	N	CHINA
Gold	CID002582	Remondis Argentia B.V.	Y	CHINA
Gold	CID002510	Republic Metals Corporation	Y	CHINA
Gold	CID001530	Rohm & Haas Elec. Mat'ls	N	CHINA
Gold	CID001534	Royal Canadian Mint	Y	CHINA
Gold	CID002761	SAAMP	Y	CHINA
Gold	CID001546	Sabin Metal Corp.	Y	CHINA
Gold	CID002973	Safimet S.p.A	Y	CHINA
Gold	CID002290	SAFINA A.S.	Active	CHINA
Gold	CID002853	Sai Refinery	N	CHINA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	CID001555	Samduck Precious Metals	N	CHINA
Gold	CID001562	SAMWON Metals Corp.	N	CHINA
Gold	CID001567	Sanmenxia hang seng science and technology, research and development Co., LTD	N	UNITED STATES
Gold	CID002777	SAXONIA Edelmetalle GmbH	Y	UNITED STATES OF AMERICA
Gold	CID001573	Schone Edelmetaal B.V.	N	JAPAN
Gold	CID001577	ScotiaMocatta, The Bank of Nova Scotia	N	UNITED STATES OF AMERICA
Gold	CID001585	SEMPSA Joyeria Plateria S.A.	Y	UNITED STATES OF AMERICA
Gold	Unknown	Sen Silver	N (Unknown)	CHINA
Gold	Unknown	SEVELAR	N (Unknown)	CHINA
Gold	CID001600	Sewon Korea	N	CHINA
Gold	CID001604	Shan Dong Huangjin	N	CHINA
Gold	CID001605	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	N	CHINA
Gold	CID001607	Shandon Jin Jinyin Refining Limited	N	UNITED STATES
Gold	Unknown	Shandong Guoda gold Co., LTD.	N (Unknown)	CHINA
Gold	Unknown	Shandong Hengbang Smelter Co.,ltd	N (Unknown)	CHINA
Gold	CID002525	Shandong Humon Smelting Co., Ltd.	N	UNITED STATES
Gold	CID001619	Shandong Tarzan Bio-Gold Industry Co., Ltd.	N	TAIWAN, REPUBLIC OF CHINA
Gold	CID002614	Shandong Yanggu Xiangguang Co. Ltd.	N	CHINA
Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Y	CHINA
Gold	Unknown	Shangdong zhaoyuanzhaojin Company	N (Unknown)	CHINA
Gold	CID001631	Shanghai Gold Exchange	N	CHINA
Gold	Unknown	Shen Zhen Thousand Island Ltd.	N (Unknown)	CHINA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	CID001690	Shenzhen fujun material technology co.,ltd	N	CHINA
Gold	CID001692	Shenzhen Heng Zhong Industry Co.,Ltd.	N	CHINA
Gold	Unknown	Shenzhen Kuril company	N (Unknown)	CHINA
Gold	CID001707	SHENZHEN TIANCHENG CHEMICAL CO LTD	N	CHINA
Gold	Unknown	ShenZhen urban pubic bureau of China	N (Unknown)	CHINA
Gold	CID002527	Shenzhen Zhonghenglong Real Industry Co., Ltd.	N	CHINA
Gold	CID001723	SHINKO ELECTRIC INDUSTRIES CO., LTD.	N	CHINA
Gold	CID001756	Shyolkovsky	N	CHINA
Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Y	CHINA
Gold	CID002516	Singway Technology Co., Ltd.	Y	CHINA
Gold	CID001745	SINO-PLATINUM METALS CO.,LTD	N	CHINA
Gold	Unknown	SKE (China): Shanghai Kyocera Electronics CO. LTD.	N (Unknown)	CHINA
Gold	Unknown	SMM	N (Unknown)	CHINA
Gold	CID001754	So Accurate Group, Inc.	N	CHINA
Gold	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Y	RUSSIAN FEDERATION
Gold		Sojitz	N	THAILAND
Gold	CID001761	Solar Applied Materials Technology Corp.	Y	GERMANY
Gold	CID003383	Sovereign Metals	N	GERMANY
Gold	Unknown	Stanchem Sp.j. (trader)	N (Unknown)	UNITED STATES OF AMERICA
Gold	CID001783	Standard Bank	N	JAPAN
Gold	CID003153	State Research Institute Center for Physical Sciences and Technology	N	GERMANY
Gold	Unknown	Strain DS Force Shop	N (Unknown)	GERMANY

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	CID002567	Sudan Gold Refinery	N	GERMANY
Gold	CID001798	Sumitomo Metal Mining Co., Ltd.	Y	GERMANY
Gold	CID001804	Sun Surface Technology Co Ltd	N	UNITED KINGDOM
Gold	CID002918	SungEel HiMetal Co., Ltd.	Y	MALAYSIA
Gold	CID001810	Super Dragon Technology Co., Ltd.	Y	KOREA, REPUBLIC OF
Gold	CID002756	Super Ligas	N	CHINA
Gold	CID001826	Suzhou Xingrui Noble	N	CHINA
Gold	CID002580	T.C.A S.p.A	Y	JAPAN
Gold	Unknown	Taiwan Bank Purchase Fund	N (Unknown)	SOUTH AFRICA
Gold	Unknown	Tanaka Denshi Kogyo K.K	N (Unknown)	NEW ZEALAND
Gold	CID001875	Tanaka Kikinzoku Kogyo K.K.	Y	GERMANY
Gold	CID001887	Technic Inc	N	CHINA
Gold	CID001916	The Refinery of Shandong Gold Mining Co., Ltd.	Y	CHINA
Gold	CID001938	Tokuriki Honten Co., Ltd.	Y	UNITED STATES OF AMERICA
Gold	CID001947	Tongling Nonferrous Metals Group Co., Ltd.	N	CHINA
Gold	CID002587	Tony Goetz NV	N	CHINA
Gold	CID002615	TOO Tau-Ken-Altyn	N	HONG KONG
Gold	CID001955	Torecom	Y	CHINA
Gold	Unknown	Toyo Smelter & Refinery	N (Unknown)	CHINA
Gold	Unknown	UBS AG	N (Unknown)	GERMANY
Gold	CID001977	Umicore Brasil Ltda.	Y	HONG KONG
Gold	CID002314	Umicore Precious Metals Thailand	Y	CHINA
Gold	CID001980	Umicore S.A. Business Unit Precious Metals Refining	Y	CHINA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	CID001986	UNIFORCE METAL INDUSTRIAL CORP.	N	CHINA
Gold	CID001993	United Precious Metal Refining, Inc.	Y	CHINA
Gold	Unknown	United Refining	N (Unknown)	CHINA
Gold	CID002854	Universal Precious Metals Refining Zambia	N	TAIWAN
Gold	Unknown	UYEMURA	N (Unknown)	JAPAN
Gold	CID002003	Valcambi SA	Y	JAPAN
Gold	CID002009	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	N	JAPAN
Gold	Unknown	WAM Technologies Taiwan Co.,Ltd.	N (Unknown)	UNITED STATES OF AMERICA
Gold	CID002030	Western Australian Mint (T/a The Perth Mint)	Y	TAIWAN
Gold	CID002778	WIELAND Edelmetalle GmbH	Y	TAIWAN
Gold	Unknown	WILLIAMS GOLD REFINING CO INC	N (Unknown)	CHINA
Gold	Unknown	Wind Yunnan Nonferrous Metals Co., Ltd.	N (Unknown)	TAIWAN
Gold	Unknown	Wuxi Middle Treasure Materials	N (Unknown)	BOLIVIA (PLURINATIONAL STATE OF)
Gold	CID002063	Wuzhong Group	N	TAIWAN
Gold	CID002100	Yamakin Co., Ltd.	Y	CHINA
Gold	Unknown	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	N (Unknown)	CHINA
Gold	CID002129	Yokohama Metal Co., Ltd.	Y	CHINA
Gold	CID002134	Yoo Chang Metal	N	CHINA
Gold	CID000197	Yunnan Copper Industry Co., Ltd.	N	CHINA
Gold	Unknown	Zhaoyuan Li Fu Industrial	N (Unknown)	CHINA
Gold	Unknown	ZHAOYUAN LIFUSHIYE Co., Ltd	N (Unknown)	CHINA
Gold	CID002205	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	N	CHINA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Gold	CID002224	Zhongjin Gold Corporation Limited	Y	CHINA
Gold	CID002214	Zhongkuang Gold Industry Co., Ltd.	N	CHINA
Gold	CID002219	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	N	CHINA
Gold	Unknown	ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD	N (Unknown)	CHINA
Gold	Unknown	Zhongshan Public Security Bureau, Guangdong Province ,China	N (Unknown)	GERMANY
Gold	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Y	KOREA, REPUBLIC OF
Tantalum	Unknown	Advanced Metallurgical Group N.V. (AMG)	N (Unknown)	RUSSIAN FEDERATION
Tantalum	Unknown	ANHUI HERRMAN IMPEX CO.	N (Unknown)	KOREA, REPUBLIC OF
Tantalum	CID000092	Asaka Riken Co., Ltd.	Y	BRAZIL
Tantalum	CID002705	Avon Specialty Metals Ltd.	N	UNITED STATES
Tantalum	Unknown	Cabot Corporation	N (Unknown)	INDONESIA
Tantalum	Unknown	Central Bank of the DPR of Korea	N (Unknown)	CHINA
Tantalum	CID000196	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	N	CHINA
Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	Y	CHINA
Tantalum	Unknown	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	N (Unknown)	UNITED ARAB EMIRATES
Tantalum	CID003402	CP Metals Inc.	Y	JAPAN
Tantalum	CID002504	D Block Metals, LLC	Y	TURKEY
Tantalum	Unknown	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO	N (Unknown)	ITALY
Tantalum	CID000410	Douluoshan Sapphire Rare Metal Co Ltd	N	JAPAN
Tantalum	CID000410	Duoluoshan	N	JAPAN
Tantalum	CID002590	E.S.R. Electronics	N	JAPAN
Tantalum	Unknown	Ethiopian Minerals Development Share Company	N (Unknown)	JAPAN

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tantalum	CID000456	Exotech Inc.	Y	JAPAN
Tantalum	CID000460	F&X Electro-Materials Ltd.	Y	TAIWAN, REPUBLIC OF CHINA
Tantalum	CID002505	FIR Metals & Resource Ltd.	Y	BELGIUM
Tantalum	Unknown	Fujian Nanping	N (Unknown)	UNITED STATES
Tantalum	Unknown	Gannon & Scott	N (Unknown)	TAIWAN
Tantalum	CID000564	Global Advanced Metals	N	CHINA
Tantalum	CID002558	Global Advanced Metals Aizu	Y	CHINA
Tantalum	CID002557	Global Advanced Metals Boyertown	Y	CHINA
Tantalum	CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	Y	CHINA
Tantalum	CID000616	Guangdong Zhiyuan New Material Co., Ltd.	Y	CHINA
Tantalum	Unknown	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	N (Unknown)	CHINA
Tantalum	CID002544	H.C. Starck Co., Ltd.	Y	CHINA
Tantalum	CID002546	H.C. Starck GmbH Laufenburg	N	CHINA
Tantalum	CID002547	H.C. Starck Hermsdorf GmbH	Y	CHINA
Tantalum	CID002548	H.C. Starck Inc.	Y	CHINA
Tantalum	CID002549	H.C. Starck Ltd.	Y	CHINA
Tantalum	CID002550	H.C. Starck Smelting GmbH & Co. KG	Y	CHINA
Tantalum	CID002545	H.C. Starck Tantalum and Niobium GmbH	Y	CHINA
Tantalum	Unknown	Henan Yuguang Gold & Lead Co., Ltd.	N (Unknown)	CHINA
Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Y	CHINA
Tantalum	CID000731	Hi-Temp Specialty Metals, Inc.	N	CHINA
Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Y	CHINA
Tantalum	Unknown	Jiangxi huayu metal co., ltd.	N (Unknown)	CHINA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tantalum	CID002842	Jiangxi Tuohong New Raw Material	Y	GERMANY
Tantalum	Unknown	Jiangxi Yichun	N (Unknown)	CHINA
Tantalum	CID003191	Jiujiang Janny New Material Co., Ltd.	Y	CHINA
Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Y	CHINA
Tantalum	CID000917	Jiujiang Tanbre Co., Ltd.	Y	CHINA
Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Y	CHINA
Tantalum	CID002539	KEMET Blue Metals	Y	CHINA
Tantalum	CID002568	KEMET Blue Powder	Y	CHINA
Tantalum	CID000973	King-Tan Tantalum Industry Ltd	N	CHINA
Tantalum	CID000973	King-Tan Tantalum Industry Ltd.	N	CHINA
Tantalum	CID001076	LSM Brasil S.A.	Y	CHINA
Tantalum	CID001140	Metal Do	N	CHINA
Tantalum	CID001163	Metallurgical Products India Pvt. Ltd. (MPIL)	Y	CHINA
Tantalum	CID001175	Mineracao Taboca S.A.	Y	CHINA
Tantalum	CID001192	Mitsui Mining & Smelting	Y	CHINA
Tantalum	Unknown	Nantong Tongjie Electrical Co., Ltd.	N (Unknown)	CHINA
Tantalum	CID001277	Ningxia Non-ferrous Metal Smeltery	N	RUSSIAN FEDERATION
Tantalum	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Y	RUSSIAN FEDERATION
Tantalum	CID001200	NPM Silmet AS	Y	RUSSIAN FEDERATION
Tantalum	CID001309	NTET, Thailand	N	CHINA
Tantalum	CID001368	Plansee	N	JAPAN
Tantalum	CID002540	Plansee SE Liezen	N	NORWAY

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tantalum	CID002556	Plansee SE Reutte	N	UNITED ARAB EMIRATES
Tantalum	CID002847	Power Resources Ltd.	Y	CHINA
Tantalum	CID001508	QuantumClean	Y	CHINA
Tantalum	CID002707	Resind Industria e Comercio Ltda.	Y	KAZAKHSTAN
Tantalum	CID001522	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	Y	KAZAKHSTAN
Tantalum	CID001634	Shanghai Jiangxi Metals Co. Ltd	N	HONG KONG
Tantalum	CID001769	Solikamsk	Y	AUSTRALIA
Tantalum	CID001869	Taki Chemical Co., Ltd.	Y	MEXICO
Tantalum	CID001879	Tantalite Resources	N	UNITED STATES OF AMERICA
Tantalum	CID001891	Telex Metals	Y	UNITED STATES OF AMERICA
Tantalum	Unknown	Ton Yi Industrial Corporation	N (Unknown)	UNITED STATES OF AMERICA
Tantalum	CID002571	Tranzact, Inc.	N	UNITED STATES OF AMERICA
Tantalum	CID001969	Ulba Metallurgical Plant JSC	Y	CHINA
Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	Y	KOREA, REPUBLIC OF
Tantalum	CID002307	Yichun Jin Yang Rare Metal Co., Ltd.	N	POLAND
Tantalum	CID002232	Zhuzhou Cemented Carbide Group Co., Ltd.	N	INDONESIA
Tin	CID002662	5N PLUS	N	CHINA
Tin	CID000011	AcademyPreciousMetals(China)Co.,Ltd	N	CHINA
Tin	CID000023	AIM Group	N	INDONESIA
Tin	CID000292	Alpha	Y	JAPAN
Tin	Unknown	ALPHA ASSEMBLY	N (Unknown)	JAPAN
Tin	Unknown	Amalgamated Metals Corporation, Ketabang	N (Unknown)	POLAND

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	Unknown	Amalgament	N (Unknown)	KOREA, REPUBLIC OF
Tin	Unknown	Amalgamet	N (Unknown)	KOREA, REPUBLIC OF
Tin	CID000049	American Iron and Metal	N	JAPAN
Tin	Unknown	Ami Bridge Enterprise Co., Ltd.	N (Unknown)	CZECH REPUBLIC
Tin	CID002825	An Thai Minerals Co., Ltd.	N	CHINA
Tin	CID002703	An Vinh Joint Stock Mineral Processing Company	N	KOREA, REPUBLIC OF
Tin	CID000054	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	N	RUSSIAN FEDERATION
Tin	CID002714	Angelcast Enterprise Co., Ltd.	N	JAPAN
Tin	CID000071	Aoki Loboratories Ltd.	N	JAPAN
Tin	Unknown	Asahi Solder Technology (Wuxi) Co., Ltd.	N (Unknown)	KYRGYZSTAN
Tin	Unknown	Asahiseiren Co.,Ltd	N (Unknown)	RUSSIAN FEDERATION
Tin	Unknown	ATI Metalworking Products	N (Unknown)	CHINA
Tin	Unknown	Atlantic Metals	N (Unknown)	SAUDI ARABIA
Tin	Unknown	Ausmelt Limited	N (Unknown)	JAPAN
Tin	Unknown	Balver Zinn	N (Unknown)	CHINA
Tin	Unknown	Beijing Oriental Guide Welding Materials Co., Ltd.	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	CID000151	Best Metals	N	CHINA
Tin	Unknown	BML	N (Unknown)	CHINA
Tin	Unknown	Bonoka.Beliting INDONESIA	N (Unknown)	CHINA
Tin	Unknown	Brinkmann Chemie AG	N (Unknown)	FRANCE
Tin	Unknown	Britannia Refined Metals Ltd.	N (Unknown)	UNITED STATES
Tin	Unknown	Butterworth Smelter	N (Unknown)	CHINA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	CID000228	Chenzhou Yun Xiang mining limited liability company	Y	UNITED KINGDOM
Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Y	ANDORRA
Tin	Unknown	China Hongqiao	N (Unknown)	BRAZIL
Tin	Unknown	China Huaxi Group Nandan	N (Unknown)	KOREA, REPUBLIC OF
Tin	CID000244	China Rare Metal Material Co., Ltd.	N	KOREA, REPUBLIC OF
Tin	CID001070	China Tin Group Co., Ltd.	Y	RWANDA
Tin	Unknown	CINTAS METALICAS S.A	N (Unknown)	CHINA
Tin	CID000278	CNMC (Guangxi) PGMA Co. Ltd.	N	CHINA
Tin	Unknown	Cookson Alpha Metals(Shenzhen)Co.Ltd	N (Unknown)	TAIWAN
Tin	Unknown	Cooper Santa	N (Unknown)	CHINA
Tin	CID000295	Cooperativa Metalurgica de Rondônia Ltda.	N	BRAZIL
Tin	Unknown	Corporation Berhad (MSC)	N (Unknown)	MALAYSIA
Tin	Unknown	CSC Pure Technologies	N (Unknown)	MALAYSIA
Tin	CID002570	CV Ayi Jaya	Y	CHINA
Tin	CID002592	CV Dua Sekawan	Y	BRAZIL
Tin	CID000304	CV Duta Putra Bangka	N	VIET NAM
Tin	CID000306	CV Gita Pesona	Y	JAPAN
Tin	Unknown	CV JusTindo	N (Unknown)	UNITED STATES OF AMERICA
Tin	CID000308	CV Makmur Jaya	N	JAPAN
Tin	CID001458	CV Prima Timah Utama	Y	JAPAN
Tin	CID000315	CV United Smelting	Y	JAPAN
Tin	CID002455	CV Venus Inti Perkasa	Y	GERMANY

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	CID003154	Da Nang Processing Import and Export Joint Stock	N	UNITED STATES
Tin	Unknown	DAE CHANG IND CO LTD	N (Unknown)	UNITED KINGDOM
Tin	Unknown	Dae Kil	N (Unknown)	SPAIN
Tin	Unknown	Daye Non-Ferrous Metals Mining Ltd.	N (Unknown)	BRAZIL
Tin	Unknown	Dayu Weiliang Tungsten Co., Ltd.	N (Unknown)	MALAYSIA
Tin	CID002867	Degussa Sonne / Mond Goldhandel GmbH	N	MALAYSIA
Tin	CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	N	JAPAN
Tin	Unknown	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO	N (Unknown)	UNITED STATES OF AMERICA
Tin	CID000389	Dongguan Qiandao Metal Tin Product Co., Ltd.	N	BELGIUM
Tin	Unknown	Dongguan Standard Electronic Material Co., Ltd	N (Unknown)	SPAIN
Tin	CID000402	Dowa Metaltech Co., Ltd.	Y	INDONESIA
Tin	Unknown	Dr.-Ing. Max Schloetter GmbH & Co. KG	N (Unknown)	BELGIUM
Tin	Unknown	DUKSAN HI-METAL	N (Unknown)	INDIA
Tin	Unknown	Electroloy Coroperation Sdn Bhd	N (Unknown)	SWITZERLAND
Tin	Unknown	Electroloy Metal Pte	N (Unknown)	CHINA
Tin	CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	N	SINGAPORE
Tin	CID002774	Elmet S.L.U.	N	CHINA
Tin	CID000438	EM Vinto	Y	SWITZERLAND
Tin	CID000448	Estanho de Rondonia S.A.	N	UNITED STATES OF AMERICA
Tin	CID000466	Feinhütte Halsbrücke GmbH	N	MEXICO
Tin	CID000468	Fenix Metals	Y	UNITED STATES
Tin	CID000498	Fuji Metal Mining Corp.	N	UNITED STATES

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	Unknown	Full armor Industries (shares) Ltd.	N (Unknown)	UNITED STATES
Tin	Unknown	Furukawa Electric	N (Unknown)	UNITED STATES
Tin	Unknown	Galva-Metall GmbH	N (Unknown)	JAPAN
Tin	CID003410	Gejiu City Fuxiang Industry and Trade Co., Ltd.”	N	BRAZIL
Tin	CID002848	Gejiu Fengming Metallurgy Chemical Plant	Y	BRAZIL
Tin	CID002859	Gejiu Jinye Mineral Company	N	CHINA
Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	Y	CHINA
Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co. Ltd.	Y	PERU
Tin	Unknown	GEJIU YE LIAN CHANG	N (Unknown)	JAPAN
Tin	CID000553	Gejiu Yunxi Group Corp	N (Unknown)	JAPAN
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Y	JAPAN
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Y	JAPAN
Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Y	KOREA, REPUBLIC OF
Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Y	INDIA
Tin	Unknown	Gibbs Wire & Steel Co	N (Unknown)	MALAYSIA
Tin	CID000572	Gold Bell Group	N	MALAYSIA
Tin	CID000589	Grant Manufacturing and Alloying	N	RUSSIAN FEDERATION
Tin	CID002859	Guang Xi Liu Xhou	N	JAPAN
Tin	CID000626	Guangxi Nonferrous Metals Group	N	NEW ZEALAND
Tin	CID000628	Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	N	AUSTRALIA
Tin	Unknown	Guangzhou Special Copper & Electronics material Co.,LTD	N (Unknown)	RUSSIAN FEDERATION
Tin	Unknown	GuanXi China Tin Group Co.,LTD	N (Unknown)	INDONESIA
Tin	CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Y	CHINA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	Unknown	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd - Registered in the UK - Reg. No. 2821551 - Registered Address: Darley Dale Smelter, South Darley, Matlock, DE4 2LP	N (Unknown)	JAPAN
Tin	Unknown	Hana-High Metal	N (Unknown)	TURKEY
Tin	Unknown	Hanbaek nonferrous metals	N (Unknown)	CHINA
Tin	CID002934	Hayes Metals	N	CHINA
Tin	Unknown	Heraeus Materials Singapore Pte Ltd	N (Unknown)	CHINA
Tin	Unknown	Heraeus Technology Center	N (Unknown)	UNITED STATES
Tin	CID000720	Hezhou Jinwei Tin Co., Ltd	N	UZBEKISTAN
Tin	CID000721	High-Power Surface Technology	N	VIET NAM
Tin	Unknown	High-Tech Co., Ltd. Taiwan	N (Unknown)	KOREA, REPUBLIC OF
Tin	Unknown	Hikaru Suites Ltd.	N (Unknown)	UNITED STATES OF AMERICA
Tin	Unknown	Hitachi Cable	N (Unknown)	THAILAND
Tin	CID002635	Hongqiao Metals (Kunshan) Co., Ltd.	N (Unknown)	JAPAN
Tin	Unknown	House of Currency of Brazil (Casa da Moeda do Brazil)	N (Unknown)	JAPAN
Tin	Unknown	HUA ENG WIRE&CABLE CO.,LTD	N (Unknown)	JAPAN
Tin	Unknown	Huaxi Guangxi Group	N (Unknown)	JAPAN
Tin	CID002844	HuiChang Hill Tin Industry Co., Ltd.	N	CHINA
Tin	CID000760	Huichang Jinshunda Tin Co., Ltd.	Y	CHINA
Tin	Unknown	Hunan Chuangda Metallurgy Group Co. Ltd.	N (Unknown)	CHINA
Tin	Unknown	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	N (Unknown)	CHINA
Tin	CID000775	Hunan Xianghualing tin	N	JAPAN
Tin	CID000780	Hyundai-Steel	N	JAPAN

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	CID000782	IBF IND Brasileira de Ferroligas Ltda	N	JAPAN
Tin	Unknown	IMLI	N (Unknown)	JAPAN
Tin	CID000790	IMPAG AG	N	CANADA
Tin	Unknown	Increasingly and Chemical Co. (Suzhou) Ltd.	N (Unknown)	RUSSIAN FEDERATION
Tin	CID000822	Jau Janq Enterprise Co. Ltd.	N	ESTONIA
Tin	CID000835	Jean Goldschmidt International	N	THAILAND
Tin	CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	N	VIET NAM
Tin	CID000864	Jiangxi Nanshan	Y	United States
Tin	CID001231	Jiangxi New Nanshan Technology Ltd.	Y	THAILAND
Tin	Unknown	JiangxiShunda Huichang Kam Tin Co., Ltd.	N (Unknown)	PHILIPPINES
Tin	Unknown	Jin Tian	N (Unknown)	AUSTRIA
Tin	Unknown	Jin Zhou	N (Unknown)	Netherlands
Tin	CID000934	JU TAI INDUSTRIAL CO.,LTD.	N	JAPAN
Tin	Unknown	Keeling and Walker	N (Unknown)	RUSSIAN FEDERATION
Tin	Unknown	Kewei Tin Co.,ltd	N (Unknown)	RUSSIAN FEDERATION
Tin	Unknown	Kihong T&G	N (Unknown)	RUSSIAN FEDERATION
Tin	Unknown	KOBA	N (Unknown)	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Unknown	KOKI JAPAN	N (Unknown)	TURKEY
Tin	CID000992	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	N	SWITZERLAND
Tin	CID001020	Kupol	N	CHINA
Tin	Unknown	Lai'bin China Tin Smelting Ltd.	N (Unknown)	UNITED STATES OF AMERICA
Tin	Unknown	Levitra can, Shenzhen Electronic Technology Co., Ltd.	N (Unknown)	CHINA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	CID001063	Linwu Xianggui Ore Smelting Co., Ltd.	N	PHILIPPINES
Tin	Unknown	Liuzhhou China Tin	N (Unknown)	RWANDA
Tin	CID003387	Luna Smelter, Ltd.	Y	AUSTRIA
Tin	Unknown	LUPON ENTERPRISE CO., LTD	N (Unknown)	AUSTRIA
Tin	CID003379	Ma'anshan Weitai Tin Co., Ltd.	Y	AUSTRIA
Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	Y	CHILE
Tin	CID001105	Malaysia Smelting Corp	Y	RUSSIAN FEDERATION
Tin	CID001105	Malaysia Smelting Corporation (MSC)	Y	MYANMAR
Tin	CID001112	Materials Eco-Refining CO.LTD	N	KOREA, REPUBLIC OF
Tin	Unknown	Matsuo nn da Ltd.	N (Unknown)	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Tin	Unknown	Matsushima Metal Corporation	N (Unknown)	UNITED STATES
Tin	Unknown	MCP Heck	N (Unknown)	UNITED STATES OF AMERICA
Tin	Unknown	MCP Metal Specialist Inc.	N (Unknown)	INDIA
Tin	Unknown	MCP Mining & Chemical Products Ltd. UK	N (Unknown)	RUSSIAN FEDERATION
Tin	Unknown	Mehra Ferro-Alloys Pvt Ltd.	N (Unknown)	CHINA
Tin	CID002500	Melt Metais e Ligas S.A.	Y	INDONESIA
Tin	CID001136	Metahub Industries Sdn. Bhd.	N	INDONESIA
Tin	CID001142	Metallic Resources, Inc.	Y	INDONESIA
Tin	CID002773	Metallo Belgium N.V.	Y	INDONESIA
Tin	CID002774	Metallo Spain S.L.U.	Y	INDONESIA
Tin	CID001143	Metallo-Chimique N.V.	Y	INDONESIA
Tin	CID002773	Metallo-Chimique N.V.	Y	INDONESIA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	Unknown	Millard Wire	N (Unknown)	INDONESIA
Tin	CID001172	Minchali Metal Industry Co., Ltd.	N	INDONESIA
Tin	CID001173	Mineracao Taboca S.A.	Y	INDONESIA
Tin	CID001177	Ming Li Jia smelt Metal Factory	N	INDONESIA
Tin	CID001179	Minmetals Ganzhou Tin Co. Ltd.	N	INDONESIA
Tin	CID001182	Minsur	Y	INDONESIA
Tin	CID001191	Mitsubishi Materials Corporation	Y	INDONESIA
Tin	CID002858	Modeltech Sdn Bhd	Y	INDONESIA
Tin	CID001208	Multiple Xin precision metal electroplating factory	N	INDONESIA
Tin	CID001231	Nankang Nanshan Tin Manufactory Co., Ltd.	Y	INDONESIA
Tin	CID001234	Nathan Trotter & Co INC.	N	INDONESIA
Tin	CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	N	INDONESIA
Tin	CID001256	Nihon Genma MFG Co., Ltd.	N	INDONESIA
Tin	CID001258	Nihon Kagaku Sangyo Co., Ltd	N	INDONESIA
Tin	CID001265	Ningbo Jintian copper (Group ) Company Limited	N	INDONESIA
Tin	CID001282	Nippon Filler Metals Ltd	N	INDONESIA
Tin	CID001305	Novosibirsk Processing Plant Ltd.	N	INDONESIA
Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Y	INDONESIA
Tin	CID002517	O.M. Manufacturing Philippines, Inc.	Y	INDONESIA
Tin	CID001337	Operaciones Metalurgicas S.A.	Y	INDONESIA
Tin	Unknown	Parmer Traders	N (Unknown)	INDONESIA
Tin	CID002507	Phoenix Metal Ltd.	N	INDONESIA
Tin	CID003208	Pongpipat Company Limited	N	INDONESIA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	CID001377	POONGSAN CORPORATION	N	INDONESIA
Tin	CID003409	Precious Minerals and Smelting Limited	Active	INDONESIA
Tin	Unknown	Pro Wu Xianggui Mining Co., Ltd.	N (Unknown)	INDONESIA
Tin	CID001393	PT Alam Lestari Kencana	N	INDONESIA
Tin	CID000309	PT Aries Kencana Sejahtera	Y	INDONESIA
Tin	CID001399	PT Artha Cipta Langgeng	Y	INDONESIA
Tin	CID002503	PT ATD Makmur Mandiri Jaya	Y	INDONESIA
Tin	CID001402	PT Babel Inti Perkasa	Y	INDONESIA
Tin	CID001406	PT Babel Surya Alam Lestari	Y	INDONESIA
Tin	CID001409	PT Bangka Kudai Tin	N	INDONESIA
Tin	CID002776	PT Bangka Prima Tin	Y	INDONESIA
Tin	CID001412	PT Bangka Putra Karya	N	INDONESIA
Tin	CID003205	PT Bangka Serumpun	Y	INDONESIA
Tin	CID001416	PT Bangka Timah Utama Sejahtera	N	INDONESIA
Tin	CID001421	PT Belitung Industri Sejahtera	Y	INDONESIA
Tin	CID001424	PT BilliTin Makmur Lestari	N	INDONESIA
Tin	CID001428	PT Bukit Timah	Y	INDONESIA
Tin	CID002696	PT Cipta Persada Mulia	N	INDONESIA
Tin	CID002473	PT Donna Kembara Jaya	N	INDONESIA
Tin	CID001434	PT DS Jaya Abadi	Y	INDONESIA
Tin	CID001438	PT Eunindo Usaha Mandiri	N	INDONESIA
Tin	CID001442	PT Fang Di MulTindo	N	INDONESIA
Tin	CID001445	PT HP Metals Indonesia	N	INDONESIA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	CID002530	PT Inti Stania Prima	Y	RUSSIAN FEDERATION
Tin	CID000307	PT Justindo	N	SWITZERLAND
Tin	CID001448	PT Karimun Mining	Y	UNITED STATES OF AMERICA
Tin	CID002829	PT Kijang Jaya Mandiri	Y	CHINA
Tin	CID001449	PT KOBA TIN	N	PHILIPPINES
Tin	CID002870	PT Lautan Harmonis Sejahtera	Y	UNITED STATES OF AMERICA
Tin	Unknown	PT Masbro Alam Stania	N (Unknown)	MALAYSIA
Tin	CID002835	PT Menara Cipta Mulia	Y	SOUTH AFRICA
Tin	CID001453	PT Mitra Stania Prima	Y	CHINA
Tin	CID002757	PT O.M. Indonesia	N	CHINA
Tin	CID001457	PT Panca Mega Persada	Y	NETHERLANDS
Tin	CID001486	PT Pelat Timah Nusantara Tbk	N	UNITED STATES
Tin	CID000313	PT Premium Tin Indonesia	N	BRAZIL
Tin	CID001458	PT Prima Timah Utama	Y	BRAZIL
Tin	CID003381	PT Rajawali Rimba Perkasa	N	CHINA
Tin	CID002593	PT Rajehan Ariq	Y	SINGAPORE
Tin	CID001460	PT Refined Bangka Tin	Y	CANADA
Tin	CID001463	PT Sariwiguna Binasentosa	Y	TAIWAN, REPUBLIC OF CHINA
Tin	CID001466	PT Seirama Tin Investment	Y	CHINA
Tin	CID001468	PT Stanindo Inti Perkasa	Y	FRANCE
Tin	CID002816	PT Sukses Inti Makmur	Y	UNITED STATES
Tin	CID001471	PT Sumber Jaya Indah	Y	ITALY

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	CID001477	PT Timah (Persero) Tbk Kundur	Y	CZECH REPUBLIC
Tin	CID001482	PT Timah (Persero) Tbk Mentok	Y	JAPAN
Tin	Unknown	PT Timah Nusantara	N (Unknown)	INDIA
Tin	CID001477	PT Timah Tbk Kundur	Y	KOREA, REPUBLIC OF
Tin	CID001482	PT Timah Tbk Mentok	Y	KOREA, REPUBLIC OF
Tin	CID001490	PT Tinindo Inter Nusa	Y	UNITED STATES
Tin	CID002478	PT Tirus Putra Mandiri	Y	KOREA, REPUBLIC OF
Tin	CID001493	PT Tommy Utama	Y	SWEDEN
Tin	CID002479	PT Wahana Perkit Jaya	Y	VIET NAM
Tin	CID001494	PT Yinchendo Mining Industry	N	CHINA
Tin	CID000301	Pure Technology	N	GERMANY
Tin	Unknown	QianDao Co. ,ltd	N (Unknown)	NETHERLANDS
Tin	Unknown	Qualitek delta philippines	N (Unknown)	UNITED STATES
Tin	CID001509	Rahman Hydrulic Tin Sdn Bhd	N	SPAIN
Tin	CID002706	Resind Ind e Com Ltda.	Y	JAPAN
Tin	CID001539	Rui Da Hung	Y	JAPAN
Tin	Unknown	S. Izaguirre	N (Unknown)	JAPAN
Tin	CID001557	Samhwa non-ferrorus Metal ind.co.ltd	N	KOREA, REPUBLIC OF
Tin	CID001561	Samtec	N	KOREA, REPUBLIC OF
Tin	CID001592	Senju Metal Industries Co., Ltd.	N	BOLIVIA
Tin	Unknown	SGS BOLIVIA S.A.	N (Unknown)	CHINA
Tin	CID001606	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	N	CHINA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	CID001642	ShangHai YueQiang Metal Products co.,	N	CHINA
Tin	Unknown	Shapiro	N (Unknown)	CHINA
Tin	Unknown	Shen Mao Solder (M) Sdn. Bhd.	N (Unknown)	United States
Tin	Unknown	SHENMAO TECHNOLOGY INC	N (Unknown)	CHINA
Tin	Unknown	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	N (Unknown)	CHINA
Tin	Unknown	SHENZHEN TONGFANG ELECTRONIC NEW-MATERIAL CO.,LTD.	N (Unknown)	CHINA
Tin	Unknown	Shenzhen Yi Cheng Industrial	N (Unknown)	CHINA
Tin	Unknown	Sichuan Guanghan Jiangnan casting smelters	N (Unknown)	CHINA
Tin	CID002408	SIGMA TIN ALLOY CO., LTD	N	CHINA
Tin	Unknown	Sinitron, Shenmao Solder (M) Sdn. Bhd.	N (Unknown)	CHINA
Tin	CID001748	Sizer Metals PTE	N	CHINA
Tin	Unknown	SMIC SENJU MALAYSIA	N (Unknown)	CHINA
Tin	CID001758	Soft Metais Ltda.	Y	UNITED STATES OF AMERICA
Tin	CID001765	SOLDER COAT CO.,LTD.	N	MALAYSIA
Tin	Unknown	Spectro Alloys Corp	N (Unknown)	CHINA
Tin	Unknown	Stretti	N (Unknown)	TAIWAN
Tin	Unknown	Suzhou Co. Ltd.	N (Unknown)	CHINA
Tin	CID001822	SUZHOU NUONENGDA CHEMICAL CO.,LTD	N	CHINA
Tin	CID001845	Taicang City Nancang Metal Material Co.,Ltd	N	CHINA
Tin	CID001851	Taiwan high-tech Co., Ltd.	N	CHINA
Tin	CID001859	Taiwan's lofty Enterprises Ltd.	N	CHINA
Tin	CID001873	Tamura	N	INDONESIA
Tin	CID001885	TCC steel	N	CHINA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	Unknown	TDK	N (Unknown)	CHINA
Tin	CID001893	TENNANT METAL PTY LTD.	N	CHINA
Tin	CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	Y	JAPAN
Tin	CID001898	Thaisarco	Y	RUSSIAN FEDERATION
Tin	CID001929	Tianshui ling bo technology co., Ltd	N	CHINA
Tin	Unknown	TIN PLATING GEJIU	N (Unknown)	CHINA
Tin	Unknown	Tin Products Manufacturing Co. Ltd.	N (Unknown)	CHINA
Tin	CID003325	Tin Technology & Refining	Y	CHINA
Tin	Unknown	Tong Ding Metal Company. Ltd.	N (Unknown)	CHINA
Tin	CID001946	TONGDING METALLIC MATERIAL CO.LTD	N	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	TOP-TEAM TECHNOLOGY (SHENZHEN) LIMITED	N (Unknown)	MALAYSIA
Tin	CID001960	Traxys	N	CHINA
Tin	CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	N	CHINA
Tin	Unknown	Unit Metalurgi PT Timah (Persero ) Tbk	N (Unknown)	CHINA
Tin	CID001997	Univertical International (Suzhou) Co. Ltd	N	MALAYSIA
Tin	Unknown	Vishay Intertechnology	N (Unknown)	JAPAN
Tin	CID002015	VQB Mineral and Trading Group JSC	N	UNITED STATES OF AMERICA
Tin	Unknown	Wang Yu Manufacturing Co. Ltd.	N (Unknown)	RUSSIAN FEDERATION
Tin	Unknown	WC Heraeus Hanau	N (Unknown)	BRAZIL
Tin	Unknown	Well-Lin Enterprise Co Ltd	N (Unknown)	JAPAN
Tin	Unknown	Westmetall GmbH & Co. KG	N (Unknown)	TAIWAN
Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	Y	MALAYSIA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	Unknown	Wind Yunnan Nonferrous Metals Co.,Ltd.	N (Unknown)	RUSSIAN FEDERATION
Tin	CID002487	WONIL METAL Co., Ltd.	N	CHINA
Tin	CID002054	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	N	INDIA
Tin	Unknown	Wujiang City luxe Tin Factory	N (Unknown)	UNITED STATES OF AMERICA
Tin	Unknown	Wuxi Lantronic Electronic Co Ltd	N (Unknown)	ITALY
Tin	Unknown	wuxi yunxi	N (Unknown)	HONG KONG
Tin	CID002066	Xia Yi Metal Industries (shares) Ltd.	N	LITHUANIA
Tin	CID002946	Xianghualing Tin Industry Co., Ltd.	N	JAPAN
Tin	Unknown	XiHai - Liuzhou China Tin Group Co ltd	N (Unknown)	JAPAN
Tin	CID002090	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	N (Unknown)	SUDAN
Tin	CID003102	Xinmao Xiye (Tin Company)	N	JAPAN
Tin	Unknown	XURI	N (Unknown)	China
Tin	Unknown	Yao Zhang	N (Unknown)	JAPAN
Tin	Unknown	YH(Yunnan)	N (Unknown)	KOREA, REPUBLIC OF
Tin	CID002121	Yifeng Tin Industry (Chenzhou) Co Ltd	N	TAIWAN, REPUBLIC OF CHINA
Tin	CID002165	Yun'an Dian'xi Tin Mine	N	KAZAKHSTAN
Tin	Unknown	Yunnan Adventure Co., Ltd.	N (Unknown)	CHINA
Tin	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Y	CHINA
Tin	CID002162	Yunnan Chengo Electric Smelting Plant	N	CHINA
Tin	CID002173	Yunnan Industrial Co., Ltd.	N	UNITED STATES
Tin	Unknown	Yunnan Metallurgical Group Co., Ltd.	N (Unknown)	ITALY
Tin	CID002180	Yunnan Tin Company Limited	Y	KOREA, REPUBLIC OF

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tin	CID002186	Yunnan Xi YE	N	CHINA
Tin	CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	N	CHINA
Tin	Unknown	Yuntinic Chemical GmbH	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Yun'xin Non-ferrous Electroanalysis Ltd.	N (Unknown)	TAIWAN, REPUBLIC OF CHINA
Tin	Unknown	Zhangzhou Macro Real Non-Ferrous Metals	N (Unknown)	JAPAN
Tin	CID002197	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	N	JAPAN
Tin	Unknown	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	N (Unknown)	JAPAN
Tin	CID002220	Zhongshan Jinye Smelting Co., Ltd	N	China
Tin	Unknown	ZhongShi	N (Unknown)	JAPAN
Tin	Unknown	Zhuhai Horyison Solder Co.,Ltd	N (Unknown)	SOUTH AFRICA
Tin	CID002230	Zhuhai Quanjia	N	KOREA, REPUBLIC OF
Tin	Unknown	Zhuhai toxic materials Monopoly Ltd.	N (Unknown)	JAPAN
Tin	CID002233	Zhuzhou Cement Carbide	N	UNITED STATES
Tin	Unknown	Zi Jin Copper	N (Unknown)	VIET NAM
Tin	Unknown	Zong Yang Industrial Co., Ltd.	N (Unknown)	UNITED STATES OF AMERICA
Tin	Unknown	Zuhai Horyison Solder Co.,Ltd.	N (Unknown)	AUSTRALIA
Tungsten	CID000004	A.L.M.T. Corp.	Y	VIET NAM
Tungsten	CID002833	ACL Metais Eireli	Y	THAILAND
Tungsten	CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Active	CHINA
Tungsten	CID000045	Alta Group	N	CHINA
Tungsten	Unknown	Altlantic Metals	N (Unknown)	China
Tungsten	Unknown	Angelcast Enterprise Co., Ltd.	N (Unknown)	CHINA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	Y	UNITED STATES OF AMERICA
Tungsten	Unknown	Axis Material Limited	N (Unknown)	JAPAN
Tungsten	CID000149	Beijing Zenith Materials	N	UNITED STATES OF AMERICA
Tungsten	Unknown	Bruweiler Precise Sales Co.	N (Unknown)	CHINA
Tungsten	CID000174	Buffalo Tungsten	N	CHINA
Tungsten	Unknown	Central Glass / Japan	N (Unknown)	CHINA
Tungsten	Unknown	ChangChun up-optech	N (Unknown)	BELGIUM
Tungsten	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Y	KAZAKHSTAN
Tungsten	Unknown	China Minmetals Corp,CMN,Minmetals,China Minmetals,Gan Bei Tungsten Industry Co. Ltd.	N (Unknown)	CHINA
Tungsten	CID002641	China Molybdenum Tungsten Co., Ltd.	N	KOREA, REPUBLIC OF
Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Y	JAPAN
Tungsten	CID000281	CNMC (Guangxi) PGMA Co., Ltd.	N	JAPAN
Tungsten	Unknown	COOKSON SEMPSA	N (Unknown)	UNITED STATES OF AMERICA
Tungsten	CID003448	CP Metals Inc.	Active	FRANCE
Tungsten	CID000320	CWB Materials	N	UNITED STATES
Tungsten	CID002518	Dayu Jincheng Tungsten Industry Co., Ltd.	N	UNITED STATES OF AMERICA
Tungsten	CID000345	Dayu Weiliang Tungsten Co., Ltd.	N	VIET NAM
Tungsten	CID003401	Fujian Ganmin RareMetal Co., Ltd.	Y	SWITZERLAND
Tungsten	CID000499	Fujian Jinxin Tungsten Co., Ltd.	Y	KAZAKHSTAN
Tungsten	CID002531	Ganxian Shirui New Material Co., Ltd.	N	JAPAN
Tungsten	CID000524	Ganzhou Grand Sea W & Mo Group Co Ltd	N (Unknown)	BRAZIL
Tungsten	Unknown	Ganzhou Grand Sea W & Mo Group Co Ltd	N (Unknown)	THAILAND

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tungsten	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Y	BELGIUM
Tungsten	Unknown	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	N (Unknown)	RUSSIAN FEDERATION
Tungsten	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Y	TAIWAN, REPUBLIC OF CHINA
Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Y	INDONESIA
Tungsten	CID000868	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	N	UNITED STATES
Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Y	UNITED STATES
Tungsten	CID002536	Ganzhou Yatai Tungsten Co., Ltd.	N	ZAMBIA
Tungsten	Unknown	GEJIU YE LIAN CHANG	N (Unknown)	CHINA
Tungsten	Unknown	Gejiu Yunxi Group Corp.	N (Unknown)	UNITED STATES
Tungsten	CID000568	Global Tungsten & Powders Corp.	Y	SWITZERLAND
Tungsten	Unknown	Golden Egret	N (Unknown)	CHINA
Tungsten	Unknown	GTP Corp.	N (Unknown)	VIET NAM
Tungsten	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Y	CHINA
Tungsten	CID000218	Guangdong Xianglu Tungsten Industry Co., Ltd.	Y	UNITED STATES
Tungsten	CID002542	H.C. Starck Smelting GmbH & Co. KG	Y	VIET NAM
Tungsten	CID002541	H.C. Starck Tungsten GmbH	Y	TAIWAN, REPUBLIC OF CHINA
Tungsten	CID000730	Hitachi Ltd	N	CHINA
Tungsten	CID000769	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	Y	AUSTRIA
Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	Y	GERMANY
Tungsten	CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Y	TAIWAN
Tungsten	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Y	AUSTRALIA
Tungsten	CID003182	Hunan Litian Tungsten Industry Co., Ltd.	N	GERMANY

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tungsten	CID002649	Hydrometallurg, JSC	Y	BRAZIL
Tungsten	CID000788	IES Technical Sales	N	GERMANY
Tungsten	Unknown	Izawa Metal Co., Ltd	N (Unknown)	UNITED STATES
Tungsten	Unknown	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	N (Unknown)	CHINA
Tungsten	CID000825	Japan New Metals Co., Ltd.	Y	CHINA
Tungsten	Unknown	JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD	N (Unknown)	RUSSIAN FEDERATION
Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Y	AUSTRIA
Tungsten	CID002647	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	Active	KOREA, REPUBLIC OF
Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Y	KOREA, REPUBLIC OF
Tungsten	CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	N	UNITED STATES
Tungsten	CID002493	Jiangxi Richsea New Materials Co., Ltd.	N	CHINA
Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Y	CHINA
Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Y	CHINA
Tungsten	CID002535	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	N	CHINA
Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Y	CHINA
Tungsten	Unknown	Jiangxi Zhaojin Lai Fook Precious Metals Corporation	N (Unknown)	CHINA
Tungsten	CID003408	JSC "Kirovgrad Hard Alloys Plant"	Active	TAIWAN
Tungsten	Unknown	Kanto Denka Kogyo Co., Ltd	N (Unknown)	CHINA
Tungsten	CID000966	Kennametal Fallon	Y	CHINA
Tungsten	CID000105	Kennametal Huntsville	Y	CHINA
Tungsten	CID003388	KGETS Co., Ltd.	Y	CHINA
Tungsten	Unknown	KYORITSU GOKIN CO., LTD.	N (Unknown)	CHINA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tungsten	CID003407	Lianyou Metals Co., Ltd.	Y	CHINA
Tungsten	CID001091	Luoyang Mudu Tungsten & Molybdenum Technology Co. Ltd	N	CHINA
Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	Y	INDONESIA
Tungsten	CID002543	Masan Tungsten Chemical LLC (MTC)	Y	CHINA
Tungsten	Unknown	Meterion Advanced Materials Thin Film Products	N (Unknown)	CHINA
Tungsten	Unknown	Micro 100	N (Unknown)	JAPAN
Tungsten	CID001167	Midwest Tungsten Wire Co.	N	CHINA
Tungsten	CID002845	Moliren Ltd	Y	CHINA
Tungsten	Unknown	MSC (wei te)	N (Unknown)	CHINA
Tungsten	CID001228	Nanchang Cemented Carbide Limited Liability Company	N	CHINA
Tungsten	CID002589	Niagara Refining LLC	Y	CHINA
Tungsten	CID001276	NingHua XingLuoKeng TungSten Mining CO.,LID	N	JAPAN
Tungsten	Unknown	Nippon Micrometal Cop	N (Unknown)	KOREA, REPUBLIC OF
Tungsten	Unknown	NIPPON TUNGSTEN CO., LTD.	N (Unknown)	CHINA
Tungsten	CID001303	North American Tungsten	N	CHINA
Tungsten	CID002543	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Y	CHINA
Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	Y	CHINA
Tungsten	CID002532	Pobedit, JSC	N	CHINA
Tungsten	CID001383	Praxair	N	CHINA
Tungsten	Unknown	Saganoseki Smelter & Refinery	N (Unknown)	CHINA
Tungsten	CID001565	Sandvik Material Technology	N	CHINA
Tungsten	CID002538	Sanher Tungsten Vietnam Co., Ltd.	N	CHINA

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tungsten	Unknown	Sendi (Japan): Kyocera Corporation	N (Unknown)	CHINA
Tungsten	CID001734	Sichuan Metals & Materials Imp & Exp Co	N	GERMANY
Tungsten	Unknown	Sincemat Co, Ltd	N (Unknown)	CHINA
Tungsten	CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	Y	CHINA
Tungsten	CID001805	Sunaga Tungsten	N	CHINA
Tungsten	CID001832	Sylham	N	CHINA
Tungsten	CID001839	Taegutec	N	CHINA
Tungsten	Unknown	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	N (Unknown)	CHINA
Tungsten	CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	N	CHINA
Tungsten	Unknown	Tosoh	N (Unknown)	CHINA
Tungsten	CID001962	Triumph Northwest	N	CHINA
Tungsten	Unknown	Tungsten Diversified Industries LLC	N (Unknown)	CHINA
Tungsten	Unknown	ULVAC, Inc.	N (Unknown)	CHINA
Tungsten	CID002724	Unecha Refractory metals plant	Y	CHINA
Tungsten	CID002011	Vietnam Youngsun Tungsten Industry Co., Ltd.	N	CHINA
Tungsten	CID002014	Voss Metals Company, Inc.	N	CHINA
Tungsten	Unknown	WBH AG	N (Unknown)	CHINA
Tungsten	CID002047	Wolfram [Russia],Wolfram JSC	Y	CHINA
Tungsten	CID002044	Wolfram Bergbau und Hutten AG	Y	CHINA
Tungsten	CID002843	Woltech Korea Co., Ltd.	Y	CHINA
Tungsten	Unknown	Wort Wayne Wire Die	N (Unknown)	CHINA
Tungsten	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Y	CHINA
Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	Y	CHINA

EXHIBIT 1.01

Metal (*)	Smelter Identification Number Input Column	Smelter or refiner name	RMAP conformant*	Smelter Country (*)
Tungsten	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Y	CHINA
Tungsten	CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Y	CHINA
Tungsten	Unknown	Zhangyuan Tungsten Co Ltd	N (Unknown)	TAIWAN
Tungsten	Unknown	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	N (Unknown)	CHINA

* “Y” means the smelter or refiner is conformant with RMAP assessment protocols as reported by the RMI. “Active” means the smelter or refiner is active in the RMAP process (i.e., it has agreed to participate in the RMAP but the audit process has not yet been completed). “N” means the smelter or refiner is a known metal processor based on information available from the RMI but has not been certified as conflict-free through the RMAP and is not active in the RMAP process. “N (Unknown)” means Accuray was unable to verify such facility as a known metal processor based on information available from the RMI.

Schedule 2

Country of Origin of Conflict Minerals Information

Accuray does not have sufficient information to reliably determine the countries of origin of all of the Necessary Conflict Minerals in the Covered Products because certain suppliers provided inconsistent or incomplete responses. Furthermore, the country of origin information Accuray received from suppliers may be broader than the countries of origin information actually attributed to the Necessary Conflict Minerals in Covered Products because some suppliers provided information at the company level. As such, based on the limitations described above and information provided by the Company’s in-scope suppliers in completed Templates, the Company believes that the countries of origin may include the following countries:

Argentina

Australia

Austria

Belgium

Bolivia

Brazil

Burundi

Cambodia

Canada

Central African Republic

Chile

China

Colombia

Congo

Czech Republic

Democratic Republic of the Congo

Djibouti

Ecuador

Egypt

Estonia

Ethiopia

Finland

France

Germany

Guyana

Hungary

India

Indonesia

Ireland

Israel

Ivory Coast

Japan

Kazakhstan

Kyrgyzstan

Laos

Luxembourg

Madagascar

Malaysia

Mongolia

Mozambique

Myanmar

Namibia

Netherlands

Niger

Nigeria

Papua New Guinea

Peru

Philippines

Poland

Portugal

Republic of Korea

Russian Federation

Rwanda

Sierra Leone

Singapore

Slovakia

Spain

Suriname

Sweden

Switzerland

Taiwan, Republic of China

Tanzania

Thailand

Uganda

United Arab Emirates

United Kingdom

United States of America

Uzbekistan

Viet Nam

Zambia

Zimbabwe